UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2003 (September 12, 2003)

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in charter)

Pennsylvania	1-15579	25-0668780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive RIDC Industrial Park O'Hara Township Pittsburgh, Pennsylvania	15238

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (412) 967-3000

Item 2.	Acquisition or Disposition of Assets.

On September 12, 2003, Mine Safety Appliances Company (the “Company”) completed the sale of its Callery Chemical Division to BASF Corporation (“BASF”). As a result of the transaction, the Company sold all of its assets used in the operation of the business of developing, producing, selling, marketing and distributing metal strong bases and borane reagents and alkali metals and other related products conducted by the Company under the name Callery Chemical. The sale was completed in accordance with the terms of the Asset Purchase Agreement, dated as of July 18, 2003 (the “Agreement”).

The Company received $57,769,021 in cash at closing and may receive up to approximately $8,000,000 in additional consideration subject to certain post-closing purchase price adjustments set forth in the Agreement.

The foregoing description is qualified in its entirety by reference to the Agreement, which was previously filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K on July 21, 2003 and is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(b)	Pro Forma Financial Information

The Company has attached hereto as Exhibit 99.1, and incorporated by reference herein, an unaudited pro forma consolidated condensed balance sheet as of June 30, 2003. The unaudited pro forma consolidated condensed balance sheet gives effect to the sale of the Callery Chemical Division as if it had occurred on June 30, 2003. The unaudited pro forma consolidated condensed balance sheet at June 30, 2003 was derived from the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2003.

The Callery Chemical Division has been reported as a discontinued operation since November 2002, when the Company announced its decision to explore strategic options regarding the future operations of the division. As a result, the Company’s consolidated statements of income included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2002 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 reflect the operating results of the Company after giving effect to the sale of the Callery Chemical Division and such information is incorporated herein by reference.

The unaudited pro forma financial information and related notes included or incorporated by reference herein are provided for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred if the transaction referred to above had been consummated as of June 30, 2003 (in the case of the unaudited pro forma consolidated condensed balance sheet) or as of September 12, 2003 (in the case of the consolidated statements of income) or of the Company’s future operating results or financial condition.

The effects of any potential future legal or environmental liabilities that have been retained by the Company pursuant to the terms of the Agreement have not been considered in the attached unaudited pro forma consolidated condensed balance sheet or previously reported income statements incorporated by reference herein.

(c)	Exhibits

Exhibit No.	Document

2.1	Asset Purchase Agreement, dated as of July 18, 2003, by and between Mine Safety Appliances Company and BASF Corporation (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K, filed July 21, 2003)

99.1	Unaudited Pro Forma Consolidated Condensed Balance Sheet of Mine Safety Appliances Company as of June 30, 2003

99.2	Consolidated Statements of Income for the year ended December 31, 2002 (incorporated herein by reference to the Company's Annual Report on Form 10-K, filed March 28, 2003)

99.3	Consolidated Statements of Income for the quarter ended June 30, 2003 (incorporated herein by reference to the Company's Quarterly Report on Form 10-Q, filed August 12, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY

Date:	September 25, 2003	By:	/s/ Dennis L. Zeitler

Name:	Dennis L. Zeitler
Title:	Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Document

2.1	Asset Purchase Agreement, dated as of July 18, 2003, by and between Mine Safety Appliances Company and BASF Corporation (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K, filed July 21, 2003)

99.1	Unaudited Pro Forma Consolidated Condensed Balance Sheet of Mine Safety Appliances Company as of June 30, 2003

99.2	Consolidated Statements of Income for the year ended December 31, 2002 (incorporated herein by reference to the Company's Annual Report on Form 10-K, filed March 28, 2003)

99.3	Consolidated Statements of Income for the quarter ended June 30, 2003 (incorporated herein by reference to the Company's Quarterly Report on Form 10-Q, filed August 12, 2003)